UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 14, 2017

CNH EQUIPMENT TRUST 2017-C

(Exact Name of Issuing Entity as Specified in its Charter)

Issuing Entity CIK: 0001721257

CNH CAPITAL RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Depositor CIK: 0001115252

CNH INDUSTRIAL CAPITAL AMERICA LLC

(Exact Name of Sponsor as Specified in its Charter)

Sponsor CIK: 0001540092

Delaware

(State or Other Jurisdiction of Incorporation)

333-206749 333-206749-06 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 82-6664484 (CNH Equipment Trust 2017-C) (IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement

On or about November 21, 2017, CNH Equipment Trust 2017-C (the “Trust”) will publicly issue $198,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $235,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $230,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $75,490,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”), and $17,000,000 of Class B Asset Back Notes (the “Class B Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form SF-3 (File No. 333-206749) on September 3, 2015 (as amended by pre-effective amendment no. 1 on November 17, 2015 and pre-effective amendment no. 2 on December 16, 2015 and as amended by post-effective amendment no. 1 on January 12, 2016).

The lead managers for the issuance of the Notes will be Barclays Capital Inc., CIBC World Markets Corp., and RBC Capital Markets, LLC, (the “Representatives”). In connection with the offering described above, as described in the Prospectus dated November 14, 2017 (the “Prospectus”), which will be filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing under Item 9.01(d) the final forms of the Underwriting Agreement dated November 14, 2017 (the “Underwriting Agreement”), among the parties listed in Item 9.01(d) below, and Trust Agreement dated as of November 6, 2017 (the “Trust Agreement”), among the parties listed in Item 9.01(d) below.  The Underwriting Agreement and the Trust Agreement are described more fully in the Prospectus.

Item 8.01. Other Events

The Registrant is filing the other exhibits listed in Item 9.01(d) below in connection with the public issuance of the Notes by the Trust, described in the Prospectus.  These agreements will be entered into by the Trust and/or the Registrant on the closing date for the issuance of the Notes and such agreements are more fully described in the Prospectus.  Any material relationships among the Registrant or its affiliates and the parties to such agreements are described in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated November 14, 2017, among CNH Capital Receivables LLC, CNH Industrial Capital America LLC, and Barclays Capital Inc., CIBC World Markets Corp., and RBC Capital Markets, LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of November 1, 2017, between CNH Equipment Trust 2017-C and Citibank, N.A., as indenture trustee

4.2	Trust Agreement, dated as of November 6, 2017, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of November 1, 2017, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2017-C

4.4	Purchase Agreement, to be dated as of November 1, 2017, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of November 1, 2017, among CNH Equipment Trust 2017-C, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Citibank, N.A., as indenture trustee

4.6

Asset Representations Review Agreement, to be dated as of November 1, 2017, among CNH Equipment Trust 2017-C, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.7

Memorandum of Understanding, to be dated as of or around November 21, 2017, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2017-C and Citibank, N.A., as indenture trustee

4.8	Letter Agreement, to be dated as of or around November 21, 2017, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated November 14, 2017, among CNH Capital Receivables LLC, CNH Industrial Capital America LLC, and Barclays Capital Inc., CIBC World Markets Corp., and RBC Capital Markets, LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of November 1, 2017, between CNH Equipment Trust 2017-C and Citibank, N.A., as indenture trustee

4.2	Trust Agreement, dated as of November 6, 2017, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of November 1, 2017, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2017-C

4.4	Purchase Agreement, to be dated as of November 1, 2017, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of November 1, 2017, among CNH Equipment Trust 2017-C, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Citibank, N.A., as indenture trustee

4.6

Asset Representations Review Agreement, to be dated as of November 1, 2017, among CNH Equipment Trust 2017-C, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.7

Memorandum of Understanding, to be dated as of or around November 21, 2017, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2017-C and Citibank, N.A., as indenture trustee

4.8	Letter Agreement, to be dated as of or around November 21, 2017, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

Dated:  November 16, 2017